UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2018

FTE NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

999 Vanderbilt Beach Rd, Suite 601 Naples, FL	34108
(Address of principal executive offices)	(Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a special meeting of stockholders of FTE Networks, Inc. (the “Company”), held on December 26, 2018, the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation to provide for the establishment of a classified board structure, which amendment would divide the Company’s board of directors into three classes of directors serving staggered three-year terms.

The Company filed a Certificate of Amendment (the “Amendment”) to its Articles of Incorporation with the Nevada Secretary of State on December 27, 2018, reflecting the above action. A copy of the Certificate is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 26, 2018, the Company held a special meeting of stockholders (the “Special Meeting”) at which a quorum was present and the stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) as filed with the Securities Exchange Commission (the “SEC”) on December 10, 2018. The voting results for each of the proposals were as follows:

Proposal 1 – The stockholders elected each of the nominees for director to serve as a director as set forth in the Company’s Proxy Statement, with the following vote results:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael Palleschi	9,493,513	43,805	0
Fred Sacramone	1,162,621	8,374,697	0
Luisa Ingargiola	9,492,825	44,493	0
Patrick O’Hare	9,492,825	44,493	0
Christopher Ferguson	9,468,906	68,412	0
Brad Mitchell	9,517,293	20,025	0

Proposal 2 – The stockholders voted and ratified the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2018, with the following vote results:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Ratify Marcum LLP as Independent Registered Public Accountant	9,518,115	5,530	13,673	0

Proposal 3 – The stockholders voted and approved an amendment to the Company’s Articles of Incorporation to provide for a classified board of directors. The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Amendment to Articles of Incorporation to Provide For a Classified Board of Directors	9,338,150	188,704	10,464	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment dated December 27, 2018, as filed with the Nevada Secretary of State

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

By:	/s/ Michael Palleschi
Michael Palleschi
Chief Executive Officer

Date: December 27, 2018